                                                                  CONFORMED COPY

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 10, 2001



                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                           1-777                    13-5583779
  (State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction                                             Identification No.)
  of incorporation)


     6501 Legacy Drive
       Plano, Texas                                    75024-3698

(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


================================================================================

Item 5.  Other Events and Regulation FD Disclosure

          Pursuant to Rule 135c of the Securities Act of 1933, as amended, J.C. Penney Company, Inc. hereby files its News Release dated September 10, 2001, announcing its intent to offer approximately $500 million in convertible notes, attached as Exhibit 99 .


Item 7.  Financial Statements and Exhibits.

        (d)   Exhibits.

              99    J.C. Penney Company, Inc. News Release of September 10, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 J. C. PENNEY COMPANY, INC.



                                 By:   /s/ Charles R. Lotter
                                     ---------------------------------------
                                     Charles R. Lotter
                                     Executive Vice President, Secretary and
                                       General Counsel


Date:  September 13, 2001


                                       3